UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 9, 2023

Blend Labs, Inc.
(Exact name of Registrant, as specified in its charter)

Delaware	001-40599	45-5211045
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
415 Kearny Street
San Francisco, California 94108
(Address of principal executive offices, including zip code)
(650) 550-4810
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value of $0.00001 per share	BLND	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.05    Costs Associated with Exit or Disposal Activities
On January 10, 2023, Blend Labs, Inc. (“Blend” or the “Company”) committed to a fourth workforce reduction plan (the “January Plan”) in addition to the workforce reduction plans disclosed on November 9, 2022, August 15, 2022 and April 18, 2022. The January Plan further streamlines the Company’s title operations, as well as its corporate operations in R&D, sales and marketing, and general and administrative functions.
The January Plan includes the elimination of approximately 340 positions across the Company, or approximately 28% of the Company’s current onshore workforce. The Company estimates that it will incur approximately $14 million in charges in connection with the January Plan, consisting of cash expenditures for severance payments, employee benefits, payroll taxes and related facilitation costs. The Company expects that execution of the January Plan, including cash payments, will be substantially complete in the first quarter of 2023. The eliminated positions represent annualized compensation expenses of approximately $43 million.

The Company may incur other charges or cash expenditures not currently contemplated due to unanticipated events that may occur as a result of or in connection with the implementation of the January Plan. The Company intends to exclude the charges associated with the January Plan from its non-GAAP financial measures, including non-GAAP gross profit, non-GAAP operating expenses, non-GAAP loss from operations, non-GAAP net loss, and non-GAAP basic net loss per share.

Item 2.05 of this Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These statements may relate to, but are not limited to, the number of positions affected by the January Plan, and the estimated charges associated with, and the time frame for completion of, the January Plan, and the estimates of annualized compensation expense for positions eliminated in connection with the January Plan, as well as assumptions relating to the foregoing. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “would,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other comparable terminology that concern Blend’s expectations, strategy, plans or intentions. You should not put undue reliance on any forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by which such performance or results will be achieved, if at all.

Forward-looking statements are based on information available at the time those statements are made and/or management’s good faith beliefs and assumptions as of that time with respect to future events and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. These risks and uncertainties include the possibility that: there are impediments to our ability to execute the January Plan or related initiatives as currently contemplated; the actual charges in implementing the January Plan or related initiatives are higher than anticipated; there are changes to the assumptions on which the estimated charges associated with the January Plan or related initiatives are based; we are unable to achieve projected cost savings in connection with the January Plan or related initiatives; there are unintended consequences from the January Plan or related initiatives that impact our business; changes in economic conditions, such as mortgage interest rates, credit availability, real estate prices, inflation or consumer confidence, such as mortgage interest rates, credit availability, real estate prices, inflation or consumer confidence, adversely affect our business; we fail to retain our existing customers or to acquire new customers in a cost-effective manner; our customers fail to maintain their utilization of our products and services; our relationships with any of our key customers were to be terminated or the level of business with them significantly reduced over time; we are unable to compete in highly competitive markets; we are unable to manage our growth; we are unable to make accurate predictions about our future performance due to our limited operating history in an evolving industry; we are unable to successfully integrate or realize the benefits of our acquisition of Title365; or impairment charges on certain assets have an adverse effect on our financial condition and results of operations. Further information on these risks and other factors are set forth in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2021 and our Quarterly Reports on Form 10-Q for the periods ended March 31, 2022, June 30, 2022 and September 30, 2022, respectively. In light of these risks and uncertainties, the forward-looking events and circumstances discussed in Item 2.05 of this Current Report may not occur and actual results could differ materially from those anticipated or implied in the forward-looking statements. These factors could cause actual results, performance, or achievement to differ materially and adversely from those anticipated or implied in the forward-looking statements. Moreover, we operate in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time, and it is not possible for us to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in Item 2.05 of this Current Report. Except as required by law, Blend does not undertake any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments, or otherwise.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Resignation of Director
On January 9, 2023, Roger W. Ferguson, Jr. notified the Company of his resignation from the Board of Directors of the Company (the “Board”), effective as of the same date. Mr. Ferguson’s resignation was not the result of any disagreement between the Company and him on any matter relating to the Company’s operations, policies, or practices.

Appointment of Director

On January 10, 2023, the Board appointed Erin Lantz to serve as a member of the Board. Ms. Lantz was also appointed to serve as a member of the Audit Committee of the Board and the Compensation Committee of the Board.

Ms. Lantz, 43, is an innovative technology executive and board member who brings more than 20 years of experience building and scaling operations for leading real estate and financial service industry companies. Since April 2020, Ms. Lantz has been the Chief Revenue Officer of Ethos, a fintech company specializing in life insurance. Prior to Ethos, she was the Vice President and General Manager of Mortgages at Zillow Group, Inc., an online real estate database company, where she worked from 2010 through October 2019. Just before joining Zillow, Ms. Lantz was Senior Vice President at Bank of America Corporation, a U.S. multinational investment bank and financial services company, where she led the Direct-to-Consumer purchase home loan business. Before entering the mortgage industry, Ms. Lantz worked at the Boston Consulting Group, a global management consulting firm, as an Associate. She currently serves on the board of TrueCar, a leading digital automotive marketplace. From September 2016 until August 2018, Ms. Lantz served on the board of directors of Washington Federal, Inc., a bank holding company, and from July 2021 until December 2022, she served on the board of directors of Shelter Acquisition Corp., a special-purpose acquisition company focused on the property technology industry. Ms. Lantz holds a B.A. in Political Science, Philosophy and Economics from the University of Pennsylvania and an M.B.A. from Harvard Business School.

In connection with her appointment to the Board, the Company and Ms. Lantz entered into an offer letter (the “Lantz Offer Letter”), dated as of January 6, 2023. Pursuant to the terms of the Lantz Offer Letter, Ms. Lantz is eligible to receive equity and cash compensation as set forth in the Company’s Outside Director Compensation Policy. Pursuant to the Outside Director Compensation Policy, non-employee directors are entitled to receive an annual retainer of $300,000, 50% of which will be paid in cash and 50% of which will be paid in the form of restricted stock units (“retainer RSUs”), which will be granted on December 20 of the then current year (or the trading day prior if December 20 is not a trading day), and will be fully vested on the date of grant. If a director is appointed after January 1, the retainer will be prorated based on the number of months the director serves during the year. The number of shares subject to the retainer RSUs will be equal to the quotient of (i) 50% of the total retainer divided by (ii) the average fair market value of one share for the 30 consecutive trading days ending on the last trading day of the month immediately prior to the month that includes the grant date, provided, that, if the stock value is less than $1.50 on the grant date for the retainer RSUs, the director will receive 10,000 RSUs for the full calendar year with the remainder of the retainer RSUs paid in cash.

In accordance with the Company’s customary practice, the Company has entered into its standard form of indemnification agreement with Ms. Lantz, the form of which has been filed as Exhibit 10.1 to the amendment to the Registration Statement on Form S-1 (File No. 333-257223), filed with the SEC on July 6, 2021.

Ms. Lantz has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K promulgated under the Exchange Act.

There are no family relationships, as defined in Item 401 of Regulation S-K, promulgated under the Exchange Act, between Ms. Lantz and any of the Company’s executive officers or directors or persons nominated or chosen to become a director or executive officer. There are also no arrangements or understandings between Ms. Lantz and any other persons pursuant to which Ms. Lantz was appointed a director of the Company.

Appointment of Head of Finance and Administration

On January 10, 2023, the Board appointed Amir Jafari as the Company’s new Head of Finance and Administration, such appointment to be effective upon Mr. Jafari’s employment commencement date at the Company, which is expected to be on or around January 30, 2023. Mr. Jafari will initially serve as Head of Administration and assume the role of Head of Finance and principal financial officer of the Company following the filing of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 (the “2022 Form 10-K”).

Mr. Jafari, 44 years old, served as Chief Financial Officer of Plastiq Inc., a financial technology company, from 2021 until 2023. Mr. Jafari previously served as the Chief Financial Officer for Reputation.com, a customer experience management company, from 2020 to 2021. From 2015 until 2020, Mr. Jafari served as a Sr. Director of Accounting Operations, Vice President of Finance & Corporate Controller and finally Vice President and General Manager of the Finance and Legal business at ServiceNow, Inc., a cloud computing software company. From 2010 until 2015, Mr. Jafari served as Director of Finance (Sales) and Senior Director of Finance and Assistant Controller at Atmel Corporation, a semiconductor company. Mr. Jafari started his career in 2000 and served companies spanning distribution, consumer electronics and semiconductor industries. Mr. Jafari received a B.A. from San Diego State University and an M.B.A. from San Jose State University.

There are no family relationships between Mr. Jafari and any director or executive officer of the Company and Mr. Jafari has no direct or indirect interest in any transaction or proposed transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

In connection with Mr. Jafari’s appointment as Head of Finance and Administration, the Company entered into an employment offer letter (the “Jafari Offer Letter”) with Mr. Jafari setting forth the terms of his employment and compensation. In accordance with the Jafari Offer Letter, Mr. Jafari will receive a base salary of $400,000 per year and will be eligible to receive an annual cash bonus with a target value of $200,000, based on achieving performance objectives established by the Board or its designated committee and subject to his continued employment through the payment date. In addition, Mr. Jafari will receive a signing bonus of $1,000,000 that is subject to repayment if Mr. Jafari terminates his employment with the Company within one-year of the payment date.

In addition, subject to Mr. Jafari’s continued employment with the Company, Mr. Jafari will receive equity awards per the following:

•An award of restricted stock units of 2,000,000 shares of the Company’s Class A Common Stock, with 25% of the restricted stock units subject to such award vesting after 12 months of continuous service and the balance vesting in equal quarterly installments over the next 36 months of continuous service.

•An award of performance-based restricted stock units of 1,000,000 shares of the Company’s Class A Common Stock (reduced to 800,000 shares of Class A Common Stock if the Company’s stock price is greater than $2.00 per share as of Mr. Jafari’s start date of January 30, 2023), subject to the achievement of performance goals set forth in the Jafari Offer Letter.

The foregoing summary of the material terms of the Jafari Offer Letter is qualified in its entirety by reference to the full text of the Jafari Offer Letter, which will be filed as an exhibit to the 2022 Form 10-K and is incorporated herein by reference.

Resignation of Head of Finance

On January 9, 2023, Marc Greenberg notified the Company of his intention to step down as Head of Finance of the Company, and as the Company’s principal financial officer under Section 16a-1(f) of the Exchange Act, effective following the filing of the 2022 Form 10-K.

In connection with Mr. Greenberg’s resignation as Head of Finance, and to retain Mr. Greenberg through the filing of the 2022 Form 10-K, the Company entered into a Discretionary Retention Bonus Letter with Mr. Greenberg, which provides that:

•If Mr. Greenberg remains continuously employed by Blend through March 31, 2023 (the “Retention Date”), Blend will pay Mr. Greenberg a bonus (the “Bonus Payment”) equal to the amount by which the aggregate value of: (i) his base salary, (ii) additional cash bonuses and (iii) value of any Blend equity awards that vest during such period of time, is less than $1,458,333 for period between September 1, 2022 through the Retention Date. If Mr. Greenberg’s employment with Blend is terminated without Cause (as defined in the Discretionary Retention Bonus Letter) prior to the Retention Date, Mr. Greenberg will be paid the Bonus Payment on the first regularly scheduled payroll date to occur following the date Mr. Greenberg signs a release of claims with Blend and it becomes effective and irrevocable.

•The Bonus Payment shall be made in cash or fully vested shares of Class A Common Stock of Blend of equivalent value, as determined by the Company’s Compensation Committee in its sole discretion.

Mr. Greenberg’s last day of employment with Blend is expected to be April 1, 2023. Following his departure from Blend without cause, Mr. Greenberg will be eligible to receive the Company’s standard severance package, which includes 9 weeks of severance and other benefits in accordance with Company practices.

The foregoing summary of the material terms of the Discretionary Retention Bonus Letter is qualified in its entirety by reference to the full text of the Discretionary Retention Bonus Letter, which will be filed as an exhibit to the 2022 Form 10-K and is incorporated herein by reference.

Resignation of President

On January 9, 2023, Timothy Mayopoulos notified the Company of his intention to step down as President of the Company in the first quarter of 2023. Mr. Mayopoulos will continue serving as a director of the Company.

Resignation of Head of Legal, Compliance, and Risk and Corporate Secretary

On January 9, 2023, Crystal Sumner notified the Company of her intention to step down as Head of Legal, Compliance, and Risk and Corporate Secretary of the Company, effective on February 1, 2023, to pursue other professional opportunities.

In connection with Ms. Sumner’s departure as Head of Legal, Compliance, and Risk and Corporate Secretary, the Company will enter into a transition agreement with Ms. Sumner, pursuant to which Ms. Sumner will be eligible to receive a transition payment equal to 9 weeks of Ms. Sumner’s current base salary in accordance with Company practices.

The foregoing summary of the material terms of the transition agreement with Ms. Sumner is qualified in its entirety by reference to the full text of such agreement, which will be filed as an exhibit to the 2022 Form 10-K and is incorporated herein by reference.

Winnie Ling, who currently leads the Company’s corporate and securities legal functions, has been appointed to succeed Ms. Sumner as Head of Legal of the Company upon Ms. Sumner’s departure.

Item 7.01    Regulation FD Disclosure
On January 10, 2023, the Company issued a press release announcing a series of strategic and financial initiatives. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.
Blend announces material information to the public about Blend, its products and services and other matters through a variety of means, including filings with the Securities and Exchange Commission, press releases, public conference calls, webcasts, the investor relations section of its website (investor.blend.com), its blog (blend.com/blog) and its Twitter account (@blendlabsinc) in order to achieve broad, non-exclusionary distribution of information to the public and for complying with its disclosure obligations under Regulation FD.
The information in Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01      Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated January 10, 2023
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Blend Labs, Inc.
Date: January 10, 2023
	By:	/s/ Nima Ghamsari
	Name:	Nima Ghamsari
	Title:	Head of Blend (Principal Executive Officer)